UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________

FORM 8-K/A
________________________
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2023
____________
R1 RCM Inc.
(Exact Name of Registrant as Specified in Charter)
 ____________

Delaware	001-41428	87-4340782
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 W. Ascension Way	84123
Suite 200
Murray
Utah
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (312) 324-7820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCM	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends and updates the Current Report on Form 8-K of R1 RCM Inc. (the “Company”), originally furnished by the Company to the Securities and Exchange Commission (the “SEC”) on November 2, 2023 (the “Original 8-K”). The sole purpose of this Form 8-K/A is to correct certain of the financial information contained in Exhibit 99.1 to the Original Form 8-K as a result of the restatement of previously issued financial statements described below.

Item 2.02    Results of Operations and Financial Condition

As described in the Company’s Current Report on Form 8-K filed with the SEC on November 13, 2023, immediately prior to the scheduled filing of the Company’s Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2023, the Company identified errors related to the accounting for certain acquiree compensation costs incurred in connection with acquisitions in 2022, 2021 and 2020 that the Company was required to recognize as a Company expense immediately upon the closing of the transactions. These costs should have been recorded as other expenses within the consolidated statements of operations and comprehensive income (loss) in the applicable period and were instead recorded within the purchase price allocation and ultimately recorded as goodwill in the consolidated balance sheets in previously issued financial statements.

As a result, and as previously disclosed, the Company restated its consolidated financial statements as of and for the years ended December 31, 2022 and 2021, as well as the related consolidated interim financial statements for each of the quarters within 2022 and 2021, and has filed amendments to the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2023 and March 31, 2023 with such restated consolidated financial statements. The Company has also filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

The Original Form 8-K included, as Exhibit 99.1, a copy of the Company’s earnings press release issued on November 2, 2023 (the “Earnings Release”), which included, in Tables 1 through 9, the Company’s consolidated financial statements and certain non-GAAP measures for the three and nine months ended September 30, 2023 and 2022. The restatements described above, along with other immaterial adjustments to prior periods made after the issuance of the Earnings Release, did not impact net income or Adjusted EBITDA for the three and nine months ended September 30, 2023 that were provided in the Earnings Release.

Accordingly, the Company is furnishing herewith as Exhibit 99.1 amended and updated Tables 1 through 7 of the Earnings Release, which supersede entirely the corresponding tables included in the Earnings Release. Tables 8 and 9 were not impacted by the restatements or revisions.

Item 7.01    Regulation FD Disclosure

The Company has posted on the Company’s website an amended and updated version of the slide presentation used during the Company’s investor conference call on November 2, 2023 reflecting the updates described above.

On December 4, 2023, the Company issued a press release disclosing the completion of the restatements described above. A copy of the press release is furnished herewith as Exhibit 99.2.

The information in this Form 8-K/A, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d)	Exhibit Number	Description
	99.1	Amended and updated Tables 1 through 7 to earnings release issued November 2, 2023
	99.2	Press release dated December 4, 2023
	104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

R1 RCM INC.

Date: December 4, 2023

By: /s/ Jennifer Williams
Name: Jennifer Williams
Title: Chief Financial Officer